SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Settlement Agreement and General Release ("Agreement") is made and entered into on this the ______ day of October, 2007, by, between and among the following parties: Wayne Wade a/k/a N. Wayne Wade (“Wade”), Bio Solutions Manufacturing, Inc. (“BSLM”), Bio Solutions Production, Inc. (“BSP”), Louis H. Elwell III (“Elwell”), Bio Solutions Franchise Corp. (“BSFC”), Innovative Industries, LLC (“Innovative”) , BioSolutions of Louisiana, LLC (“BSL”), Environmental Services of Mississippi, LLC (“ESM”), Wade’s Farm, LLC (“WFL”), Sabrina Baio (“Baio”), Amanda Best (“Best”), David S. Bennett (“Bennett”), Patricia M. Spreitzer (“Spreitzer”), and Tarun Mendiratta (“Mendiratta”), hereinafter collectively referred to as the "Parties". BSLM, BSP, Bennett, and Spreitzer are collectively defined as the “BSLM Parties”. Wade, Elwell, BSFC, Innovative, BSL, ESM, WFL, Baio and Best are collectively defined as the “BSFC Parties”. The Parties hereby agree as follows:

WHEREAS, on June 8, 2007, Wade initiated an action against BSLM in the United States District Court for the Southern District of Mississippi, Hattiesburg Division (the “Court”), Civil Action No. 2:07cv000118-KS-MTP in which the Parties subsequently raised numerous, counterclaims, cross claims and third party claims against each other (the "Action"); and

WHEREAS, on July 30, 2007, BSLM filed its Answer and Counterclaim against Wade, and together with BSP, asserted claims against the BSFC Parties in this Action; and

WHEREAS, on September 14, 2007, the BSFC Parties filed an Answer to Counterclaim, Reply to Defendants’ Affirmative Defenses, Counterdefendants’ Affirmative Defenses, Counterclaim and Third Party Complaint against the BSLM Parties and Mendiratta; and

WHEREAS, the Parties wish to settle and compromise this controversy due to the cost and uncertainty of protracted litigation.

THEREFORE, and in consideration of the covenants and promises set forth herein, the Parties hereby covenant and agree as follows:

1. BSFC Parties will purchase and/or acquire the following from the BSLM Parties:

(a)	the BSLM Parties’ equipment located at 1161 James Street in Hattiesburg, Mississippi, pursuant to a Bill of Sale in the form attached hereto as Exhibit 1,
(b)	a perpetual, royalty-free license granted to BSFC by BSP to manufacture, use and sell the Formulations-based products, pursuant to a License Agreement in the form attached hereto as Exhibit 2
(c)	the procurement of Peter Chapin’s transfer of 100,000 shares of BSFC common stock held by Peter Chapin pursuant to Section 6 hereof;
(d)	The procurement of Peter Chapin’s waiver/cancellation of his right to receive an additional 100,000 shares of BSFC common stock pursuant to Section 6 hereof;
(e)	The guarantee of BSLM set forth in Section 7 hereof;
(f)	Acknowledgement of release, accord, and satisfaction of all BSFC parties’ debts claimed by the BSLM Parties and Mendiratta; and
(g)	The releases of the BSLM Parties set forth in Section 15 hereof.

In consideration for the foregoing, the BSLM Parties shall receive the following:

(a)
8,826,809 shares of BSLM common stock held by BSFC and Innovative, represented by stock certificates No. 10135, 10158, and 10178, which certificates shall be delivered to BSLM, duly endorsed or delivered with blank stock powers appropriately executed, and in either case signature medallion guaranteed, in the name of BSLM, within sixty (60) days from the date of this Agreement;

(b)	The books and records set forth in Section 2 below;
(c)	Acknowledgement of release, accord, and satisfaction of all BSLM parties’ and Mendiratta’s debts claimed by the BSFC Parties; and
(d)	The releases of the BSFC Parties set forth in Section 16 hereof

2. Concurrently with the execution of this Agreement, the BSFC Parties will return to the BSLM Parties all of the BSLM Parties’ and Bio-Extraction Services, Inc.’s books and records in their possession, custody, or control, including the Formulations, to the extent not already provided. In furtherance thereof, each BSFC Party shall execute and deliver to the BSLM Parties a certification of compliance in the form attached hereto as Exhibit 3.

3. The BSFC Parties may continue to make Formulations-based products royalty-free pursuant to the License Agreement.

4. The BSLM Parties are the owners of the Formulations described in the Asset Purchase Agreement, and may continue to manufacture, sell and market their own products.

5. All agreements between the BSFC Parties, on the one hand, and the BSLM Parties, on the other hand, dated before October 4, 2007 and specifically excepting those referenced in Exhibit “1” though “6” hereto, are cancelled, terminated, and held for naught, and are of no further force or effect.

6. Peter Chapin will transfer the outstanding 100,000 BSFC shares owned by him to BSFC’s designee within thirty days of the date of this Agreement and will cancel the outstanding BSFC stock option he owns for an additional 100,000 shares pursuant to a Waiver of Right to Receive Stock in the form attached hereto as Exhibit 4.

7. In addition, Peter Chapin will sell the 200,000 BSLM shares owned by him in the market and remit the proceeds to BSFC’s designee, said proceeds to equal $25,000.00 to be paid within thirty days of the date of this Agreement, pursuant to a limited recourse promissory note in the form attached hereto as Exhibit 5. BSLM will guarantee payment of this note pursuant to a Guarantee in the form attached hereto as Exhibit 6.

8. The Parties will issue a global retraction of the allegations made against each other as follows:

(a)
BSLM will issue a press release in substantially the form attached hereto as Exhibit “7” to be released on a Monday through Thursday, before market opening time, on a day which is not a legal holiday, and within one business day of the filing of the dismissal referenced in paragraph 9.

(b)
BSLM will file with the SEC an amended SB-2 in October 2007, an amended 10-Q for the July 31, 2007 quarter, an 8-K (with a copy of the approved form of the press release attached) within ten business days of signing the Settlement Agreement, and 10-K in January 2008, the terms of all of which reports and/or registration statements shall be specifically approved by BSFC’s representatives only as to their conformity with terms of this Agreement. Such approval may not be unreasonably withheld.

9. The Action pending in the Southern District of Mississippi, Hattiesburg Division, Cause Number 2:07cv00118-KS-MTP shall be dismissed with prejudice as to all parties.

10. The Parties acknowledge that in consideration of the foregoing, BSFC is receiving the following consideration:

a.	All equipment, raw materials, inventory and work in process currently on Innovative Industries premises in Hattiesburg, Mississippi;

b.	Perpetual license as set forth above;

c.	BSFC stock, and right to receive BSFC stock, held in the name of;

d.	$25,000.00;

e.	Acknowledgement of release, accord, and satisfaction of all BSFC parties’ debts claimed by the BSLM Parties and Mendiratta; and

f.	A general release of all claims in the Action and otherwise.

11. The Parties acknowledge that in consideration of the foregoing, BSLM is receiving the following consideration:

a.	8,826,809 shares of BSLM stock as stated above valued at 12.5 cents per share as of October 4, 2007;

b.	Exclusive marketing rights presently owned by BSFC to BSLM’s cleaning and bacteria products;

c.	Acknowledgement of release, accord, and satisfaction of all BSLM parties’ and Mendiratta’s debts claimed by the BSFC Parties; and

d.	A general release of all claims in the Action and otherwise.

12. The Parties agree to consult in good faith with each other on any tax asset valuation issues relating to the settlement.

13. The Parties shall execute all necessary documents to effectuate paragraphs 1 through 12 of this Agreement in substantially the form attached hereto as Exhibits "1 through “7”.

14. The Parties shall execute the Stipulations for Entry of Judgment as to Defendants BSFC and Innovative in the form attached hereto as Exhibit 8 and Exhibit 9. The Parties agree that the BSLM Parties may submit the Stipulations for Entry of Judgment to the Court for Entry of Judgment at any time after sixty days from the date of this Agreement if the BSLM Parties have not received the 8,826,809 shares of BSLM common stock as referenced in Section 1 hereto on or before such date. The Stipulations for Entry of Judgment shall not be filed with the Court unless the BSLM Parties have not received the 8,826,809 shares of BSLM common stock as referenced in Section 1 hereto on or before sixty days from the date of this Agreement.

15. Except as to any breach of this Agreement or the License Agreement, Mendiratta, for himself and only himself, and the BSLM Parties, for themselves and for the BSLM Parties’ respective legal representatives, attorneys, successors, heirs, assigns, beneficiaries, executors, trustees, conservators, partners, employees, agents, principals, insurers, associated or affiliated entities and any and all other persons, firms, partnerships, associations, organizations and/or corporations, predecessors-in-interest, successors-in-interest, or any other entity into which any of these may be merged or consolidated whatsoever , and whomsoever may claim by, under or through them, and all persons acting by, through, under or in concert with any of them hereby fully, completely, irrevocably, and unconditionally forever release, remise, acquit, and discharge the BSFC Parties, and all of their respective legal representatives, successors, assigns, employees, partners, agents, principals, attorneys, parent corporations, subsidiaries, divisions, stockholders, officers, directors, affiliates, associated and/or affiliated companies, assigns, predecessors, and successors from and against any and all claims, debts, demands, liabilities, obligations, actions, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, misrepresentations, defamatory statements, tortuous conduct, acts or omissions, rights, obligations, liabilities, judgments, damages, expenses, attorneys' fees, claims, counterclaims, cross-claims, or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, alleged or actual, suspected or unsuspected, known or unknown, liquidated or non-liquidated, of any and every kind or nature or description whatsoever, anticipated or unanticipated, vested or contingent, accrued or hereafter to accrue that arise out of or are in any way related to the matters addressed either explicitly or implicitly in the Action.

16. Except as to any breach of this Agreement, the License Agreement, or the Guarantee, the BSFC Parties for themselves and their respective legal representatives, attorneys, successors, heirs, assigns, beneficiaries, executors, trustees, conservators, partners, employees, agents, principals, insurers, associated or affiliated entities and any and all other persons, firms, partnerships, associations, organizations and/or corporations, predecessors-in-interest, successors-in-interest, or any other entity into which any of these may be merged or consolidated whatsoever , and whomsoever may claim by, under or through them, and all persons acting by, through, under or in concert with any of them hereby fully, completely, irrevocably, and unconditionally forever release, remise, acquit, and discharge Mendiratta, for himself and only himself, and the BSLM Parties, and the BSLM Parties’ respective legal representatives, successors, assigns, employees, partners, agents, principals, attorneys, parent corporations, subsidiaries, divisions, stockholders, officers, directors, affiliates, associated and/or affiliated companies, assigns, predecessors, and successors from and against any and all claims, debts, demands, liabilities, obligations, actions, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, misrepresentations, defamatory statements, tortuous conduct, acts or omissions, rights, obligations, liabilities, judgments, damages, expenses, attorneys' fees, claims, counterclaims, cross-claims, or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, alleged or actual, suspected or unsuspected, known or unknown, liquidated or non-liquidated, of any and every kind or nature or description whatsoever, anticipated or unanticipated, vested or contingent, accrued or hereafter to accrue that arise out of or are in any way related to the matters addressed either explicitly or implicitly in the Action.

17. Each Party acknowledges and understands that hereafter it may discover or appreciate claims, facts, issues, or concerns in addition to or different from those that it now knows or believes to exist with respect to the subject matter of this Agreement that, if known or suspected at the time of execution of this Agreement, might have materially affected the settlement embodied herein. Each Party nevertheless agrees that it has taken that possibility into account and that it is the intention of each Party to fully, finally and forever settle and release the matters, disputes and differences, now known or unknown, suspected or unsuspected, arising out of or in any way relating to the matters released pursuant Paragraphs 15 and 16 of this Agreement , and that the general releases and waivers described in Paragraphs 15 and 16 above apply to any such additional or different claims, facts, issues, or concerns.

18. In executing and delivering this Agreement, the Parties rely wholly upon their own judgment, knowledge, and belief as to the nature, extent, and duration of the injuries, loss and damage which they may have suffered or sustained, or may sustain in the future, if any, and as to the questions of liability involved. All Parties herein expressly represent and agree that they have had the benefit of counsel of their own choosing, said counsel having indicated approval of this Agreement by affixing their respective signatures hereto.

19. The Parties further covenant and agree that no representations, statements, covenants, promises, warranties or agreements not expressly set forth herein or the exhibits hereto have been made or relied upon by any Party to the other or by any Party's representative to the other, that this Agreement and the exhibits hereto contain the entire agreement between and among the Parties in all particulars, and that the Parties enter this Agreement voluntarily.

20. This Agreement may be executed in multiple counterparts, with the total parts comprising the Agreement.

21. Should it develop that there are any errors, mistakes or omissions in this Agreement, whether mutual or unilateral, which cause the releases or other covenants set forth herein to be defective or less than complete, the Parties will execute any and all supplemental instruments and do any and all things necessary to effectuate a final, complete and effective release and Agreement as set forth herein.

22. The Parties represent and warrant that they have the sole right and exclusive authority to execute this Agreement and that they have not sold, assigned, transferred, conveyed or otherwise disposed of all or any part of any such claims, debts, demands, liabilities, obligations, actions, causes of action, suits, damages, attorneys' fees, costs and/or expenses arising from the matters addressed either explicitly or implicitly by the Action.

23. This Agreement shall be deemed to be entered into in the State of Mississippi.

24. In the event any Party to this Agreement must pursue enforcement of the terms hereof and prevails, the breaching Party hereby agrees to pay the nonbreaching Party's costs and reasonable attorneys' fees in full.

25. Each Party shall bear its own attorney’s fees, costs and expenses, and consultants, advisors and experts’ fees, costs and expenses, arising or relating to the Action and the negotiation, execution and delivery of this Agreement and the exhibits hereto.

26. In the event that any portion of the consideration for this Agreement should be set aside by any court of competent jurisdiction in any state or federal proceeding for any reason, the Parties agree that they shall have all of their respective rights against each other that they had prior to execution of this Agreement.

WITNESS OUR SIGNATURES, the ______ day of ________________, 2007.

BIO SOLUTIONS MANUFACTURING, INC.
N. WAYNE WADE
By:
Its:

BIO SOLUTIONS PRODUCTION, INC.
LOUIS H. ELWELL III
By:
Its:

BIO SOLUTIONS FRANCHISE CORP.
SABRINA BAIO
By:
Its:

INNOVATIVE INDUSTRIES, LLC
AMANDA BEST
By:
Its:

ENVIRONMENTAL SERVICES OF
MISSISSIPPI, LLC	PATRICIA M. SPREITZER

By:
Its:

BIO-SOLUTIONS OF LOUISIANA, LLC
DAVID S. BENNETT
By:
Its:

WADE’S FARM, LLC
TARUN MENDIRATTA
By:
Its:

APPROVED:

KRISTINA M. JOHNSON, Counsel for
Bio Solutions Manufacturing, Inc., Bio Solutions
Production, Inc., Dave Bennett and Pat Spreitzer

F. DOUGLAS MONTAGUE III, Counsel for
Wayne Wade, Louis H. Elwell III, Bio Solutions
Franchise Corp., Innovative Industries, LLC,
BioSolutions of Louisiana, LLC, Environmental
Services of Mississippi, LLC, Wade’s Farm, LLC,
Sabrina Baio and Amanda Best

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of BIO SOLUTIONS MANUFACTURING, INC., a New York corporation, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of BIO SOLUTIONS PRODUCTION, INC., a Nevada corporation, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of BIO SOLUTIONS FRANCHISE CORP., a Florida corporation, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of INNOVATIVE INDUSTRIES, LLC, a Mississippi limited liability company, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of ENVIRONMENTAL SERVICES OF MISSISSIPPI, a Mississippi limited liability company, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of BIO-SOLUTIONS OF LOUISIANA, LLC, a Mississippi limited liability company, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named ____________________________ before me, who acknowledged that (s)he is ____________________________ of WADE’S FARM, LLC, a Mississippi limited liability company, and that for and on behalf of said corporation, and as its act and deed, executed the above and foregoing instrument after first having been duly authorized by said corporation to do so.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named N. WAYNE WADE before me, who first being duly sworn, did state upon his oath and acknowledged to me that he signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named LOUIS H. ELWELL III before me, who first being duly sworn, did state upon his oath and acknowledged to me that he signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named SABRINA BAIO before me, who first being duly sworn, did state upon her oath and acknowledged to me that she signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named AMANDA BEST before me, who first being duly sworn, did state upon her oath and acknowledged to me that she signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________
COUNTY OF _______________
Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named PAT SPREITZER before me, who first being duly sworn, did state upon her oath and acknowledged to me that she signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named DAVE BENNETT before me, who first being duly sworn, did state upon his oath and acknowledged to me that he signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)

STATE OF _______________

COUNTY OF _______________

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of October, 2007, within my jurisdiction, the within named TARUN MENDIRATTA before me, who first being duly sworn, did state upon his oath and acknowledged to me that he signed the above and foregoing Settlement Agreement and General Release on the day and year therein stated after first having read and understood its terms and that the matters and things therein stated are true and correct.

_____________________________________
NOTARY PUBLIC

My Commission Expires:

______________________

(Affix official seal)